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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 27, 1998


                                RDO EQUIPMENT CO.
             (Exact name of registrant as specified in its charter)


           DELAWARE                   1-12641                 45-0306084
(State or other jurisdiction        (Commission             (I.R.S. Employer
of incorporation)                   File Number)           Identification No.)


                           2829 SOUTH UNIVERSITY DRIVE
                            FARGO, NORTH DAKOTA 58103
               (Address of principal executive offices) (zip code)


Registrant's telephone number, including area code: (701) 297-4288


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   EXHIBITS.

                  The exhibit is listed in the Exhibit Index at the bottom of this page.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       RDO EQUIPMENT CO.
                                       (Registrant)


Dated:  October 27, 1998               By: /s/ Allan F. Knoll
                                           --------------------------------

                                           Allan F. Knoll
                                           Chief Financial Officer and Secretary



                                  EXHIBIT INDEX


ITEM NO.        ITEM                                         PAGE OF THIS REPORT
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99              News release issued October 27, 1998                  3


                                       2